EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Starbucks Corporation (“Starbucks”) on Form 10-K for the fiscal year ended September 30, 2007, as filed with the Securities and Exchange Commission on November 29, 2007 (the “Report”), James L. Donald, president and chief executive officer of Starbucks, and Peter J. Bocian, executive vice president, chief financial officer and chief administrative officer of Starbucks, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

November 29, 2007	/s/ James L. Donald

James L. Donald
president and chief executive officer

November 29, 2007	/s/ Peter J. Bocian

Peter J. Bocian
executive vice president, chief financial
officer and chief administrative officer